ASSET UNDER DEVELOPMENT	12 Months Ended
Dec. 31, 2020
Extractive Industries [Abstract]
ASSET UNDER DEVELOPMENT

15.	ASSET UNDER DEVELOPMENT

(in thousands of $)	2020	2019
As of January 1	434,248	20,000
Additions	283,927	372,849
Transfer from vessels and equipment, net (note 16)	77,172	—
Transfer from other non-current assets (note 17)	16,213	31,048
Interest costs capitalized	34,296	10,351
Disposal of LNG Croatia	(187,609)	—
As of December 31	658,247	434,248

Gimi conversion

In February 2019, we entered into an agreement with BP for the employment of a FLNG unit, Gimi, after conversion for 20-years. In April 2019, we completed the sale of 30% of the total issued ordinary share capital of Gimi MS to First FLNG Holdings. In October 2020, we announced that we had confirmed a revised project schedule with BP for the Gimi GTA Project which will result in the target connection date for the Gimi, previously scheduled for 2022, as set out in the LOA, being extended by 11 months to 2023. Notice has been given and received by us and BP that no FM event (as defined in the LOA) is ongoing. Except for the target connection date extension, the terms of the LOA remain unchanged. We have concluded discussions with both engineering, procurement and construction contractors and lending banks regarding the adjustment of the related construction and financing schedule, respectively, for the Gimi GTA Project to reflect these changes in the respective agreements. The conversion cost including financing cost is approximately $1.5 billion of which $700 million is funded by the Gimi facility (note 18).
As of December 31, 2020, the estimated timing of the outstanding payments in connection with the Gimi conversion are as follows:

(in thousands of $)
Period ending December 31,
2021	295,038
2022	265,539
2023	249,565
2024	50,672
860,814

LNG Croatia conversion

In March 2019, we entered into agreements with LNG Hrvatska relating to the conversion and subsequent sale of the converted carrier LNG Croatia into a FSRU. In addition to the sale and purchase contract, the parties also entered into an O&M Agreement in relation to this FSRU for a minimum of 10 years following its sale with renewal options. In January 2020, LNG Croatia entered the yard for conversion. Concurrently, we entered into a sale and leaseback agreement with CSSC to fund the conversion and had drawn down $124.7 million during 2020. In December 2020, upon acceptance of the converted FSRU LNG Croatia, we repurchased the vessel and settled in full our sale and leaseback obligations with CSSC.

The table below shows the gain on disposal of the LNG Croatia recognized in the consolidated statements of operations under “Other non-operating income”:

(in thousands of $)	2020
Cash consideration received	193,291
Carrying value of converted FSRU, LNG Croatia	(187,609)
Gain on disposal	5,682